UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WAYNE SAVINGS BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

STILWELL VALUE PARTNERS VII, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL PARTNERS, L.P. STILWELL VALUE LLC JOSEPH STILWELL STEPHEN S. BURCHETT MARK D. ALCOTT
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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The Stilwell Group, together with the other participants named herein, has filed a definitive proxy statement and accompanying GREEN proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its director nominee at the 2017 annual meeting of stockholders of Wayne Savings Bancshares, Inc.

On April 4, 2017, the Stilwell Group delivered the following letter and GREEN proxy card to stockholders of Wayne Savings Bancshares, Inc. as well as the Stilwell Group’s supplement to its definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2017.

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 4, 2017

Wayne Savings – Thoroughly Disappointing.

Dear Fellow Stockholder,

For 14 years, Wayne Savings’s stock price languished well below its price of 2003 until, as the Company’s largest stockholder, we publicly suggested the bank be sold.1 Since then, the stock price has risen 42.3%.2 This is a sign that Wayne Savings should be sold to a stronger community bank in order to maximize stockholder value.

We have no idea what the board of directors is thinking. We don’t even know if they know what their plan is (perhaps hire a fifth CEO?). If elected, our nominee will have a considerable incentive to maximize stockholder value through the sale of this poorly performing franchise.3

IF YOU WANT WAYNE SAVINGS TO BE SOLD, PLEASE VOTE YOUR GREEN PROXY TODAY FOR OUR NOMINEE, STEPHEN S. BURCHETT. If you have already voted on the WHITE proxy, you can override your previous vote simply by voting your GREEN proxy today.

Thank you for your support.

Sincerely,

Megan Parisi
917-881-8076
mparisi@stilwellgroup.com

1 See our statement regarding Wayne Savings Bancshares, Inc. (“WAYN”) in The Stilwell Group’s Schedule 13D filed with the SEC on May 26, 2016, p. 14, available at https://www.sec.gov/Archives/edgar/data/1041550/000114420416105033/v441069_sc13da.htm

2 According to Nasdaq price history, WAYN’s stock price was $12.51 on May 26, 2016 and $17.80 on March 30, 2017.

3 Using data available from the FDIC website, www.fdic.gov, the average return on equity (“ROE”) for all insured savings institutions for years 2012 to 2016 was 9.83%, or 7.11% for institutions with a similar asset size to WAYN. WAYN's average ROE for those years was 5.14%. The average return on assets (“ROA”) for all insured savings institutions for years 2012 to 2016 was 1.13%, or 0.89% for institutions with a similar asset size to WAYN. WAYN's average ROA for those years was 0.50%. See WAYN's Form 10-K filed with the SEC on March 11, 2016, p. 40; Form 8-K filed with the SEC on February 13, 2017; see also https://www5.fdic.gov/qbp/2012dec/sav3.html, https://www5.fdic.gov/qbp/2013dec/sav3.html, https://www5.fdic.gov/qbp/2014dec/sav3.html, https://www.fdic.gov/bank/analytical/qbp/2015dec/sav3.html, and https://www.fdic.gov/bank/analytical/qbp/2016dec/sav3.html

ROE (%)	2012	2013	2014	2015	2016	Average
All FDIC Savings Institutions	8.92	9.07	9.87	9.93	11.37	9.83%
Institutions $100M - $1B in assets	4.64	7.02	7.18	8.33	8.39	7.11%

ROE (%)	2012	2013	2014	2015	2016	Average
WAYN	4.28	5.24	6.60	4.11	5.46	5.14%

ROA (%)	2012	2013	2014	2015	2016	Average
All FDIC Savings Institutions	1.06	1.08	1.16	1.12	1.25	1.13%
Institutions $100M - $1B in assets	0.55	0.86	0.91	1.06	1.07	0.89%

ROA (%)	2012	2013	2014	2015	2016	Average
WAYN	0.43	0.51	0.64	0.39	0.51	0.50%

Proxy

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANCSHARES, INC. FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANCSHARES, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Ms. Lydia Mulyk, and Ms. Megan Parisi, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of Common Stock, par value $0.10 per share, of Wayne Savings Bancshares, Inc. ("Wayne Savings Bancshares" or the "Corporation"), which the undersigned is entitled to vote at the Corporation's 2017 Annual Meeting of Stockholders to be held on May 25, 2017 at 10:00 a.m., local time, at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee as a director as noted on the reverse, "AGAINST" the Corporation's non-binding proposal to approve its executive compensation, and "FOR" the ratification of the appointment of BKD, LLP as the Corporation's independent registered public accounting firm for 2017.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/WayneSavings.

For registered shares, your proxy must be received by 11:59 p.m. Eastern Time on May 24, 2017.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Stilwell Group recommends that you vote "FOR" the election of the Stilwell Group's Nominee, Stephen S. Burchett, as a director, "AGAINST" the Corporation's non-binding proposal to approve its executive compensation, and "FOR" the ratification of the appointment of BKD, LLP as the Corporation's independent registered public accounting firm for 2017.

1. ELECTION OF DIRECTORS

— To elect Mr. Stephen S. Burchett

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Corporation for election as a director, other than the Corporation's nominee noted below. There is no assurance that the candidate nominated by the Corporation will serve as a director if the Stilwell Group's Nominee is elected. You should refer to the Corporation's proxy statement and form of proxy distributed by the Corporation for the name, background, qualifications and other information concerning the Corporation's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Debra A. Marthey.

Note: If you do not wish for your shares to be voted "FOR" a person who has been nominated by the Corporation for election as a director, other than Debra A. Marthey, write the name of the Corporation's nominee in the following space:

____

2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR WAYNE SAVINGS BANCSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2017.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Dated: ______________________________

______________________________ Signature ______________________________ Title

______________________________ Signature (if held jointly) ______________________________ Title

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Time on May 24, 2017.

Vote by Internet

- Log on to the Internet and go to www.OkapiVote.com/WAYN
- Follow the steps outlined on the secure website.

Vote by telephone

- At NO CHARGE to you, call toll free (877) 219-9655 within the USA, US territories & Canada any time on a touch tone telephone.